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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                  FORM 8-K/A-1


            CURRENT REPORT AMENDMENT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): September 9, 1998





                              DERMA SCIENCES, INC.
             (Exact name of registrant as specified in its charter)




        Pennsylvania                1-31070                    23-2328753
(State or other jurisdiction      (Commission                (IRS employer
     of incorporation)            File Number)           identification number)






                         214 Carnegie Center, Suite 100
                               Princeton, NJ 08540
                                 (609) 514-4744
                    (Address including zip code and telephone
                     number, of principal executive offices)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

           This Current Report amends the Company's Current Report on Form 8-K filed September 23, 1998 concerning the acquisition by the Company of Genetic Laboratories Wound Care, Inc. ("GLWC"). The purpose of the amendment is the filing of the balance of the pro forma financial information relative to the Company and GLWC required by Form 8-K Item 7.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(b) Pro Forma Financial Information

           The Unaudited Pro Forma Combined Condensed Balance Sheets at June 30, 1998 and the Unaudited Pro Forma Combined Condensed Statements of Operations for the Six Months Ended June 30, 1998 of the Company and GLWC are filed herewith as
Exhibit 99.1

(c)  Exhibits:

           99.1 Unaudited Pro Forma Combined Condensed Balance Sheets at June 30, 1998 and Unaudited Pro Forma Combined Condensed Statement of Operations for the Six months Ended June 30, 1998 of Derma Sciences, Inc. and Genetic Laboratories Wound Care, Inc.







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           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            DERMA SCIENCES, INC.



                                            By: /s/  Stephen T. Wills
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                                                Stephen T. Wills, CPS,MST
                                                Vice President and
                                                Chief Financial Officer


Dated:  November 23, 1998



















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